EX-10.7

                            FORGIVENESS OF PENALTIES
                            ------------------------

        AJW Offshore, Ltd. hereby (i) forgives the Company for all penalties and liquidated damages it has accrued and that it may accrue under the following Callable Secured Convertible Notes from the respective dates of issuance until and including March 31,2007 and (ii) waives its rights under Section 3.10 in each of the following Callable Secured Convertible Notes from the respective dates of issuance until and including March 31,2007:

        (i) the Callable Secured Convertible Note of Midnight Holdings Group, Inc., a Delaware corporation (f/k/a Redox Technology Corporation) (the "COMPANY") in the aggregate principal amount of $88,700 dated April 21, 2004;

        (ii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $88,700, dated June 11, 2004;

        (iii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $1,180,000, dated December 31, 2005;

        (iv) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $467,200, dated January 31, 2006;

        (v) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $244,000, dated March 6, 2006;

        (vi) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $244,000, dated April 4, 2006;

        (vii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $212,100, dated May 8, 2006; and

        (viii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $183,000, dated June 7, 2006


Dated: June 13, 2006                        AJW OFFSHORE, LTD.
                                            By:  First Street Manager II, LLC


                                            By:   /s/ Corey S. Ribotsky
                                               -------------------------------
                                                  Corey S. Ribotsky
                                                  Manager